EXECUTION COPY




                              FORBEARANCE AGREEMENT

                          Dated as of February 4, 2000



           American-Amicable Holdings Corporation ("American-Amicable"), Southwestern Financial Corporation, Southwestern Financial Services Corporation, PennCorp Occidental Corp., KB Investment L.L.C., KB Management L.L.C. (each a "Pledgor," and collectively, the "Pledgors") and the lenders signatory to the Credit Agreement that are parties hereto (the "Majority Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent") and collateral agent under the Security Agreements (the "Collateral Agent"), hereby agree as follows, (with certain terms used herein, being defined in, or incorporated by reference pursuant to, Section 10 hereof):

           1. Forbearance. (a) (i) The Administrative Agent, the Collateral Agent and the Majority Banks will, subject to Section 1(a)(ii), forbear from exercising their rights and remedies under the Credit Agreement and the Security Agreements that result solely from the existence of the Bankruptcy Default from the Forbearance Effective Date through the Termination Date (the "Forbearance Period").

               (ii) Upon the occurrence of a Termination Event of Default, the agreement by the Administrative Agent, the Collateral Agent and the Majority Banks under Section 1(a)(i) hereof to forbear shall be immediately terminated without any notice to any Person.

           (b) The agreement by the Administrative Agent, the Collateral Agent and the Majority Banks under Section 1(a) to forbear from exercising their rights and remedies shall not constitute a waiver of such rights and remedies, or of the Bankruptcy Default.

           2. Representations and Warranties. Each Pledgor acknowledges, agrees, warrants and represents that:

                     (a) The Secured Obligations are valid, binding and enforceable obligations of the Company and such Pledgor, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, whether at law or in equity (including principles of good faith and fair dealing).

                     (b) (i) The Security Interest granted by such Pledgor under its Security Agreement is and shall at all times be valid, perfected and enforceable against the Pledgor and all third parties, in accordance with the terms thereof, as security for the


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           Secured Obligations, and (ii) the Collateral under such Security
           Agreement shall not, nor shall any financial asset that is the subject of any security entitlement that is Collateral, at any time be subject to any Lien that is prior to, on a parity with or junior to such Security Interest, except, in the case of Collateral that is not Securities and Instruments Collateral, Stock Collateral or Notes Collateral, Liens permitted by Section 8.07 of the Credit Agreement and Section 8.07 of the Cash Collateral Agreement (other than under clause (c) or (d) of either thereof).

                     (c) Upon the occurrence of the Bankruptcy Default, the Loans will be due and payable, without setoff, counterclaim or defense.

                     (d) The Banks have not waived the Bankruptcy Default, or any other present or future Events of Default, under the Credit Agreement. Nothing herein shall be construed as any such waiver.

                     (e) Such Pledgor is not aware of the occurrence of any unwaived Event of Default, other than the Bankruptcy Default.

                     (f) Such Pledgor's agreements, acknowledgments, warranties and representations contained in this Forbearance Agreement, whether in this Section 2 or otherwise, are material to the willingness of the Administrative Agent, the Collateral Agent and the Banks to enter into this Forbearance Agreement.

                     (g) Such Pledgor has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms, this Forbearance Agreement. This Forbearance Agreement has been duly executed and delivered by the duly authorized officers of such Pledgor and is, the legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, whether at law or in equity (including principles of good faith and fair dealing). The execution, delivery and performance in accordance with their respective terms by such Pledgor of this Forbearance Agreement do not and (absent any change in any Applicable Law or applicable Contract) will not (A) require any Governmental Approval (hereinafter defined) or any other consent or approval, including any consent or approval of the stockholders of such Pledgor or of any of its Subsidiaries, to have been obtained, or any Governmental Registration (hereinafter defined) to have been made, other than Governmental Approvals and other consents and approvals and Governmental Registrations that have been obtained or made, are final and not subject to review on appeal or to collateral attack, are in full force and effect, or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interests) upon any assets of such Pledgor or any Subsidiaries under (1) any Contract to which such Pledgor, or any such Subsidiary is a party or by which such Pledgor, or any such Subsidiary or any of their respective properties may be bound, or (2) any Applicable Law. As used herein, "Governmental Approval" shall mean any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit; "Governmental Registration" shall mean any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.


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


           3. Pledgor Waiver. As an inducement to the Administrative Agent, the Collateral Agent and the Majority Banks to enter into this Forbearance Agreement, each Pledgor waives and affirmatively agrees not to allege, assert or otherwise pursue any Loan Document Related Claim that it may have, as of the date hereof, against the Administrative Agent, the Collateral Agent and the Majority Banks, whether known or unknown, including (i) the enforceability, applicability or validity of any provisions of the PennCorp Agreements or the Security Agreements, or (ii) the enforcement or validity of this Forbearance Agreement, (iii) the existence, validity, enforceability or perfection of the Security Interests, or (iv) the conduct of the Banks, the Administrative Agent, the Collateral Agent, the Managing Agents or the Co-Agents under any of the Contracts referred to in clauses (i) or (ii) or in administering the financial arrangements under the Loan Documents between the Company, the Pledgors and the Banks.

           4. Events of Default. The parties to this Forbearance Agreement agree that each of the following shall constitute a "Forbearance Agreement Event of Default" under this Forbearance Agreement, and an Event of Default under the Security Agreements, whatever the reason for such event whether it shall be voluntary or involuntary or within or without the control of the Company or any Subsidiary, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

           (a) The failure by any Pledgor to perform or observe any of its obligations hereunder in any material respect; or

           (b) The inaccuracy or incorrectness of any representation or warranty made by any of the Pledgors under this Forbearance Agreement in any material respect; or

           (c) Any payment of interest on the Loans shall not be made when and as due and in accordance with the terms of, prior to the Petition Date, the Credit Agreement and, on and after the Petition Date, the Cash Collateral Agreement or, if the Cash Collateral Agreement shall not then be in effect, in accordance with the terms of the Cash Collateral Agreement as if that Contract were in full force and effect; or

           (d) The net cash proceeds of the Company's sale of the shares of the Southwestern Life Insurance Company and Security Life and Trust Insurance Company pursuant to the Swiss Re Sale Contract shall not, immediately upon receipt, have been applied to the payment of the Secured Obligations in an amount sufficient to pay all of the then outstanding Secured Obligations; or

           (e) The Company shall have failed to comply with its obligations (after giving effect to all amendments, waivers and other modifications thereof or the termination thereof) under Section 5.16 of the Swiss Re Sale Contract; or

           (f) The Company shall fail to have at least $8,500,000 in the Collateral Account upon the date on which the Company files the bankruptcy petition that results in the Bankruptcy Default; or


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


           (g) (i) The occurrence under any Executive Employment Agreement of an Improper Executive Termination (as defined in such Executive Employment Agreement), (ii) the amendment of, or the waiver by the Company of any rights under, in any case without the consent of the Majority Banks, Section 8(b) of any Executive Employment Agreement, or (iii) the rejection by the Company of any Executive Employment Agreement.

           5. Notice of Default under Other Agreements.Each Pledgor shall notify the Administrative Agent in writing immediately upon obtaining knowledge of a Forbearance Agreement Event of Default.

           6. No Modification. The Pledgors agree that all terms of the Security Agreements, subject to Section 1 hereof, remain in full force and effect. In the event the terms of this Forbearance Agreement conflict with the terms of the Security Agreements, then the terms of this Forbearance Agreement shall control. The Pledgors hereby reaffirm all of the Secured Obligations.

           7. Expenses. The Pledgors shall be jointly and severally liable to pay all reasonable legal fees and expenses incurred by the Administrative Agent and the Collateral Agent in connection with, arising out of, or in any way related to, this Forbearance Agreement, including those relating to drafting and negotiating this Forbearance Agreement. Such fees and expenses shall be due and payable within 10 business days of such demand for payment. Such fees and expenses shall be added to and constitute a part of the Secured Obligations.

           8. Effective Date. This Forbearance Agreement shall be effective as of the date first written above, but shall not become effective as of such date until the time (such time, the "Forbearance Effective Date"):

           (a) as this Forbearance Agreement has been executed and delivered by each Pledgor, the Majority Banks, the Administrative Agent and the Collateral Agent;

           (b) all interest accrued to the date immediately prior to the Petition Date, the Agent's fee payable under Section 2.05(b) of the Credit Agreement in an amount that would have been due if the date of payment was on February 29, and all reasonable amounts due under Section 11.03 of the Credit Agreement for which invoices have been delivered to the Company on or prior to such date, have been paid;

           (c) the Company has paid to the Administrative Agent for the account of each Bank that has executed this Forbearance Agreement, the Swiss Re Consent, the Waco Consent and the Cash Collateral Agreement, a non-refundable fee in an amount equal to 0.50% of the unpaid principal amount of such Bank's Loans on the close of business on the Business Day immediately preceding the Petition Date after giving effect to any prepayment on such Business Day;

           (d) $20,400,000 in the aggregate shall have been deposited in the Collateral Account by Pacific Life and Accident Insurance Company after January 27, 2000, and prior to the Petition Date; and


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

           (e) In the event that the Closing (as that term is defined in the Waco Sale Contract) occurs on February 4, 2000, at least $12,500,000 in the aggregate shall have been deposited in the Collateral Account by American-Amicable Holdings Corporation on or after February 4, 2000 and prior to the Petition Date.

           9. Governing Law. The rights and duties of the Pledgors, the Administrative Agent and the Banks under this Forbearance Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

           10. Definitions. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among PennCorp Financial Group, Inc. (the "Company"), the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement").

           (b) All capitalized terms not otherwise defined herein have the meanings ascribed to them in the PennCorp Agreements or in a Security Agreement.

           (c) For purposes of this Forbearance Agreement:

           "Bankruptcy Default" means the Event of Default under Section 9(g) of the Credit Agreement resulting from and only from the filing by the Company of a petition commencing a case (the "Chapter 11 Case") under Chapter 11 of Title 11 of the United States Code as contemplated by the Swiss Re Sale Contract. No other Event of Default under Section 9(g) of the Credit Agreement shall constitute a "Bankruptcy Default".

           "Cash Collateral Agreement" means the Cash Collateral Agreement among the Company, the Banks and the Administrative Agent in the form attached hereto as Exhibit A, with such changes thereto as may have been approved in writing by the Majority Banks.

           "Chapter 11 Case" shall have the meaning ascribed to that term in the definition of "Bankruptcy Default".

           "Closing" shall have the meaning ascribed to that term in the Swiss Re Sale Contract.

           "Credit Agreement" has the meaning ascribed to that term in Section 10(a).

           "Executive Employment Agreement" shall mean the (i) Employment Agreement dated January 28, 2000 between the Company and Keith Maib, (ii) Employment Agreement dated January 28, 2000 between the Company and Scott Silverman, and (iii) Employment Agreement dated January 28, 2000 between the Company and James McDermott.

           "Forbearance Agreement Event of Default" shall have the meaning ascribed to that term in Section 4.


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           "Forbearance Effective Date" shall have the meaning ascribed to that term in Section 8.

           "Loan Document Related Claim" means any claim or dispute (whether arising under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date.

           "PennCorp Agreements" shall mean, prior to the Petition Date the Credit Agreement, and after the Petition Date the Cash Collateral Agreement.

           "Petition Date" shall mean the date of the filing of the petition commencing the Chapter 11 Case.

           "Swiss Re Consent" means the Swiss Re Consent of the Banks dated as of January 31, 2000 among the Company and the Majority Banks.

           "Swiss Re Sale Contract" shall have the meaning ascribed to that term in the Swiss Re Consent.

           "Termination Date" shall mean the earlier to occur of (a) the dismissal of the Chapter 11 Case, (b) the conversion of the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code, (c) the termination of the Swiss Re Sale Contract by the Company for any reason other than in connection with the Company's acceptance of a Superior Proposal (as defined in the Swiss Re Sale Contract) to which the Majority Banks have consented, and (d) May 31, 2000.

           "Termination Event of Default" means (i) a Forbearance Agreement Event of Default; (ii) prior to the Bankruptcy Default, an Event of Default under the Credit Agreement, and on or after the Bankruptcy Default, an Event of Default under the Cash Collateral Agreement in the form approved by the Bankruptcy Court in the Chapter 11 Case, or, if such Bankruptcy Court shall not have approved the Cash Collateral Agreement under the Cash Collateral Agreement as if that Contract were in full force and effect except for Sections 9(a), 9(p), and 9(q) thereof; (iii) an Event of Default under the Swiss Re Consent; or
(iv) an Event of Default under the Waco Consent.

           "Waco Consent" means the Waco Consent dated as of January 31, 2000 among the Company and the Majority Banks.

           "Waco Sale Contract" shall have the meaning assigned thereto in the Waco Consent.

           (d) For purposes of the Security Agreements, the term "Event of Default" as used therein is including Termination Event of Default.



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


           IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed as of the day and year first above written.

                                  AMERICAN-AMICABLE HOLDINGS
                                  CORPORATION

                                  By: /s/ Scott D. Silverman
                                     ---------------------------------
                                     Name: Scott D. Silverman
                                     Title: Senior Vice President


                                  SOUTHWESTERN FINANCIAL CORPORATION


                                  By: /s/ Scott D. Silverman
                                     ---------------------------------
                                     Name: Scott D. Silverman
                                     Title: Senior Vice President


                                  SOUTHWESTERN FINANCIAL SERVICES
                                  CORPORATION


                                  By: /s/ Scott D. Silverman
                                     ---------------------------------
                                     Name: Scott D. Silverman
                                     Title: Assistant Secretary


                                  KB MANAGEMENT L.L.C.


                                  By: /s/ Scott D. Silverman
                                     ---------------------------------
                                     Name: Scott D. Silverman
                                     Title: Assistant Secretary

                                  KB INVESTMENT L.L.C.


                                  By: /s/ Scott D. Silverman
                                     ---------------------------------
                                     Name: Scott D. Silverman
                                     Title: Assistant Secretary


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


                                  PENNCORP OCCIDENTAL CORP.


                                  By: /s/ Scott D. Silverman
                                     ---------------------------------
                                     Name: Scott D. Silverman
                                     Title: President

                                  THE BANK OF NEW YORK, as
                                  Administrative Agent, Collateral Agent and as a Bank


                                  By: /s/ Peter W. Helt
                                     ---------------------------------
                                     Name: Peter W. Helt
                                     Title: Vice President


                                  THE CHASE MANHATTAN BANK, as a
                                  Managing Agent and as a Bank


                                  By:  /s/ Glenn R. Meyer
                                     ---------------------------------
                                     Name: Glenn R. Meyer
                                     Title: M.D.


                                  BANK OF AMERICA, N.A., formerly known as
                                  Nations Bank, N.A., as a Managing
                                  Agent and as a Bank


                                  By: /s/ William E. Livingstone IV
                                     ---------------------------------
                                     Name: William E. Livingstone IV
                                     Title: Managing Director


                                  FLEET NATIONAL BANK, as a
                                  Co-Agent  and as a Bank


                                  By:  /s/ Donald R. Nicholson
                                     ---------------------------------
                                     Name: Donald R. Nicholson
                                     Title: Senior Vice President


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


                                  MELLON BANK, N.A., as a Co-Agent
                                  and as a Bank


                                  By:  /s/ Gary A. Saul
                                     ---------------------------------
                                     Name: Gary A. Saul
                                     Title: First Vice President


                                  BANK OF MONTREAL, as a Co-Agent
                                  and as a Bank


                                  By:  /s/ Thomas E. McGraw
                                     ---------------------------------
                                     Name: Thomas E. McGraw
                                     Title: Director


                                  CIBC INC., as a Co-Agent and as a Bank


                                  By:  /s/ Gerald Girardi
                                     ---------------------------------
                                     Name: Gerald Girardi
                                     Title: Executive Director
                                            CIBC World Markets Corp., as agent


                                  DRESDNER BANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES, as a Co-
                                  Agent and as a Bank


                                  By:  /s/ Anthony C. Valencourt
                                     ---------------------------------
                                     Name: Anthony C. Valencourt
                                     Title: Senior Vice President


                                  By:  /s/ George T. Ferguson, IV
                                     ---------------------------------
                                     Name: George T. Ferguson, IV
                                     Title: Assistant Vice President

                                  FIRST UNION NATIONAL BANK


                                  By:  /s/ Thomas L. Stitchberry
                                     ---------------------------------
                                     Name: Thomas L. Stitchberry
                                     Title: Senior Vice President



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


                                  BEAR STEARNS & CO., INC.


                                  By:  /s/ John E. McDermott
                                     ---------------------------------
                                     Name: John E. McDermott
                                     Title: Senior Managing Director


                                  DK ACQUISITION PARTNERS, L.P.
                                  By: M.H. Davidson & Co., its General Partner

                                  By: /s/ Michael J. Leffell
                                     ---------------------------------
                                     Name: Michael J. Leffell
                                     Title: General Partner

                                  ING (U.S.) CAPITAL CORPORATION


                                  By:  /s/ Mary Forstner
                                     ---------------------------------
                                     Name: Mary Forstner
                                     Title: Senior Associate



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